Putnam
Europe
Equity
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-04

[GRAPHIC OMITTED: CURRENCY]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of voluntary reforms for the benefit of shareholders, including efforts to add new disclosure about funds. We would like to call your attention to new disclosures now being included in these reports. You can find expense and risk comparison information for your fund in the pages following the performance tables in the Performance Summary. The expense information lets you estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and lets you compare these with the average expenses for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. We believe the expense and risk comparisons can serve as valuable tools when you and your financial advisor make decisions about your financial program. These enhancements to our reports are part of our efforts to provide shareholders additional information about the funds they own.

With regard to your fund's performance, a solid and broadening economic expansion in the global economy underpinned an advance for European equity markets during your fund's most recent fiscal period. Your fund's management team positioned the portfolio effectively to achieve impressive absolute returns. However, the team's emphasis on what it considered high-quality stocks caused it to underperform the average return of funds in its peer group as well as its benchmark, which had greater exposure to stocks that led during the market rally. In the following pages the management team will explain the reasons for its decisions and why it favors the prospects for this portfolio as European markets are now experiencing shifting trends.

As always, we appreciate your support of Putnam Investments.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 18, 2004


Report from Fund Management

Fund highlights

 * During its 2004 fiscal year Putnam Europe Equity Fund's class A shares returned 23.59% at net asset value (NAV) and 16.45% at public offering price (POP).

 * The fund underperformed the 28.87% return of the MSCI Europe Index, its benchmark, because of stock selection across several sectors and the fund's emphasis on stocks with very large market capitalization.

 * For the same reasons, the fund underperformed the 28.66% average return of the Lipper European Region Funds, its peer group.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Stocks in European markets rose significantly during your fund's fiscal year, which ended June 30, 2004. They benefited from steadily improving economic conditions, though the absolute rate of economic growth in Europe remained lower than in other regions of the world. We positioned the portfolio cautiously in light of Europe's relative weakness, the potential for setbacks, and the headwind presented by the rising value of the euro in currency markets. We sought out stocks of very large companies with solid balance sheets, little debt, and strong cash flows. However, stocks with these qualities were not among the strongest performers over this period. Since the recovery was sustained and financing conditions became easier, smaller companies with weaker financial positions benefited more substantially. Nevertheless, we have not abandoned our positioning, because we currently believe that high-quality stocks are excellent long-term investments for the portfolio and our positioning did, in fact, deliver attractive returns on an absolute basis.

FUND PROFILE

Putnam Europe Equity Fund seeks capital appreciation by investing primarily in common stocks of companies located in European markets. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe to be their true worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in European markets.


Market overview

While the pace of economic growth in most of Europe has been slower than in other parts of the world, the region has attracted investments for other reasons, such as its positive balance of trade and its increasing merger and acquisition activity. Interest rates were higher in Europe than in the United States or Japan, even after the European Central Bank cut rates twice during the year to stimulate growth. Additional stimulus came from tax cuts in Germany and Italy intended to increase the level of consumer spending and investment. Deficit spending by the governments of Germany and France also provided stimulus.

The European Union's (E.U.) enlargement process, which calls for the gradual admittance of 13 nations in eastern Europe as new member states, is providing business opportunities while compelling countries with high labor costs, especially Germany, to become more competitive. One of the chief beneficiaries of the process during the year was Austria, which has historic financial and business ties with many of the states that are candidates for admission.

Conditions in the United Kingdom differed from those on the Continent, but were still attractive to investors. Though an E.U. member, the United Kingdom has a separate currency and monetary policy. During the year, it enjoyed stronger economic growth than the Continent thanks to manufacturing exports and a burgeoning real estate market. The Bank of England has actually raised interest rates several times since November 2003, in order to prevent inflation.

The March terrorist bombings in Spain affected all European financial markets. They plunged together but subsequently rallied. The attacks served as a reminder that European markets are also vulnerable to geopolitical risks.

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MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 6/30/04
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
MSCI Europe Index (European stocks)                                    28.87%
------------------------------------------------------------------------------
MSCI Pacific Index (Asian stocks)                                      41.12%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     19.11%
------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             33.37%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.32%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)     -1.36%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)  11.70%
------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)         5.65%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/04.
------------------------------------------------------------------------------


Strategy overview

We select securities for the portfolio using a blend investment strategy, which targets companies priced below their worth without a bias toward either growth or value stocks. In executing the strategy this year, we favored very large, financially strong companies with solid balance sheets and strong cash flows that appeared able to weather possible setbacks in the global recovery as well as geopolitical uncertainties.

In addition to stock selection, we also manage the fund's market and sector weightings because differences in market and sector results can have a meaningful impact on performance. During the past year, we maintained a generally underweight exposure to the United Kingdom (relative to the benchmark index). This was primarily because many U.K. stocks were, in our view, priced near or above their true worth, rather than below it. In France, on the other hand, we found many stocks that we considered undervalued, so the portfolio became overweighted in France. Over the course of the fiscal year, our search for high-quality stocks also led us to increase exposure to Switzerland, which offered many companies with the characteristics we sought.

In terms of sector positioning, the portfolio had a moderate underweight relative to the benchmark to financials because we avoided large European insurance companies that lacked solid balance sheets, and because we believed several British banks were exposed to an overheating real estate market. During the course of the year, we gradually increased weightings in a few sectors. We added to consumer cyclical stocks benefiting from the economic expansion, to conglomerates that were undertaking restructurings to cut costs, and to health-care stocks that were left behind in the rally and offered attractive valuations in our view.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                      as of 12/31/03        as of 6/30/04

United Kingdom             30.0%                26.3%

France                     17.1%                22.7%

Switzerland                19.2%                19.2%

Germany                     7.3%                 8.1%

Sweden                      3.6%                 5.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

We were disappointed by the performance of Vodafone Group of the United Kingdom, the world's leading wireless telephone service company and a large holding. Vodafone's bid for AT&T's wireless business surprised markets because Vodafone already had a partnership with Verizon Wireless. The bid was unsuccessful, but investors remain concerned that Vodafone's relationship with Verizon is strained and that its U.S. positioning may not be optimal. Also, Vodafone's operations in Japan are struggling. We continue to favor the stock because the company is still achieving solid growth in its other international mobile businesses and it is strategically well positioned with economies of scale and investments in new technologies. Also, the stock is now quite undervalued, in our view, relative to its history and others in its industry.

The performance of Siemens of Germany also disappointed us. This conglomerate has market-leading positions in several businesses -- power generation, transmission and distribution, and process controls -- and has been restructuring. However, it has recently been a net buyer of assets rather than a net seller, causing investors concern about its financial discipline. We continue to favor Siemens because it stands to benefit from the recovery in global capital spending and from rising profit margins as it cuts costs.

A restructuring conglomerate that has achieved better stock performance than Siemens is Vivendi Universal of France. We built a position in it during the first half of the fiscal year. This company experienced a financial crisis in 2002 but is under new leadership that is executing an effective strategy to reduce costs. Vivendi has been deriving growth from its 55% ownership stake in SFR Cegetel, the second-largest French mobile telecommunications operator. Vivendi has recently restructured its media assets, folding its U.S. holdings into NBC Universal and maintaining its stake in Canal Plus, the leading French subscription television channel.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 6/30/04]

TOP INDUSTRY WEIGHTINGS AS OF 6/30/04

Oil and gas                     12.1%

Banking                         11.5%

Pharmaceuticals                 11.0%

Telecommunications               7.9%

Investment banking/brokerage     5.7%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time


Another large holding in France was Total, an integrated oil company that performed in line with the market. The company has continued to grow steadily, reflecting its strong and highly diversified exploration program and the ongoing restructuring of its "downstream" businesses, such as filling stations. Total has benefited from high energy prices and deploys its excess cash flow sensibly in the form of dividends and share repurchases.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 6/30/04)

 1 Total SA Class B (5.0%)
   France
   Oil and gas

 2 BP PLC (5.0%)
   United Kingdom
   Oil and gas

 3 Vodafone Group PLC (4.1%)
   United Kingdom
   Telecommunications

 4 Novartis AG (3.9%)
   Switzerland
   Pharmaceuticals

 5 AstraZeneca PLC (3.8%)
   United Kingdom
   Pharmaceuticals

 6 Roche Holding AG (3.3%)
   Switzerland
   Pharmaceuticals

 7 Nestle SA (2.7%)
   Switzerland
   Food

 8 Vivendi Universal SA (2.6%)
   France
   Conglomerates

 9 Siemens AG (2.5%)
   Germany
   Electrical equipment

10 Credit Suisse Group (2.5%)
   Switzerland
   Investment banking/brokerage

Footnote reads:
The fund's holdings will change over time.


In Switzerland, we trimmed exposure slightly to Novartis, a pharmaceutical stock that was among the top ten holdings at the close of the period. After performing well from November through February, it came under a cloud when it failed to acquire industry rival Aventis. We continue to own a smaller position in Novartis because of its solid revenue growth, its respectable pipeline of new products, and its limited number of patents facing expiration. The company's profit margins are under pressure because of its current investments in research and development and marketing, but we believe these margins should expand again beginning in 2005.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


OF SPECIAL INTEREST

Trustees approve sub-management agreement. The Trustees have approved a sub-management relationship for your fund that will become effective in July. Putnam Investments Limited ("PIL") -- a London, U.K.-based, wholly-owned subsidiary of Putnam Investments and an affiliate of Putnam Investment Management, LLC ("Putnam Management"), the fund's investment manager -- has been retained as the sub-manager for a portion of the assets of the fund. There is no change in the contractual arrangements between Putnam Management and your fund. Putnam Management will remain fully responsible for all aspects of the management of the fund, including any activity by PIL. Putnam Management (and not the fund) will pay PIL for its investment management services to the fund.

The fund's management team

The fund is managed by the Putnam International Core Team. The members of the team are Heather Arnold (Portfolio Leader), Joshua Byrne
(Portfolio Member), Melissa Reilly (Portfolio Member), Simon Davis, Daniel Grana, Pamela Holding, Stephen Oler, and George Stairs.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

New factors are emerging to influence European markets. At the start of the fund's previous fiscal year, the question was whether the global economy would recover. Today the question is what forces could derail the current global expansion. Markets have indicated worry that rising U.S. interest rates, China's efforts to slow its economy, and higher energy prices could cause the expansion to stall. We think that, although growth is expected to moderate, a soft landing is likely and Europe should weather this scenario. Although the United States and Asia are important trading partners for Europe, any slowdown in the former regions would likely affect European exports, but this could be partially offset by the domestic economic recovery that is only just beginning to emerge in continental Europe. On the Continent, economic growth is slower -- 1.6% in Germany, 1.8% in France, and 2.8% in Spain -- and is likely to increase gradually, but should not require tighter monetary policy. As such, we believe rate increases by the European Central Bank will come much later than in the United States. The euro is now strong enough to compel companies to manage their costs, but below the levels that put excessive pressure on exporters. We believe the high-quality stocks emphasized in the portfolio are best positioned to compete in an environment of moderating global growth. Weaker competitors in each industry will be in a more difficult position. Also, for the next six to 12 months, Europe appears to offer friendlier economic and interest-rate trends than other regions of the world.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single region may be subject to more volatility than funds investing in a diverse group of regions.


Performance summary

This section shows your fund's performance during its fiscal year, which ended June 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04
---------------------------------------------------------------------------------------------------------------------
                           Class A               Class B              Class C               Class M          Class R
(inception dates)         (9/7/90)              (2/1/94)             (7/26/99)             (12/1/94)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------
                       NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------
1 year               23.59%     16.45%     22.69%     17.69%     22.65%     21.65%     22.97%     18.68%     23.28%
---------------------------------------------------------------------------------------------------------------------
5 years              -4.15      -9.69      -7.65      -9.29      -7.63      -7.63      -6.48      -9.75      -5.32
Annual average       -0.84      -2.02      -1.58      -1.93      -1.57      -1.57      -1.33      -2.03      -1.09
---------------------------------------------------------------------------------------------------------------------
10 years            129.97     116.75     113.63     113.63     113.36     113.36     120.38     112.71     124.42
Annual average        8.68       8.04       7.89       7.89       7.87       7.87       8.22       7.84       8.42
---------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)        9.32       8.85       8.51       8.51       8.50       8.50       8.81       8.53       9.05
---------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/04
---------------------------------------------------------------------
                                                    Lipper European
                                MSCI Europe         Region Funds
                                Index               category average*
---------------------------------------------------------------------
1 year                          28.87%              28.66%
---------------------------------------------------------------------
5 years                          1.54               19.26
Annual average                   0.31                2.76
---------------------------------------------------------------------
10 years                       144.37              132.48
Annual average                   9.35                8.72
---------------------------------------------------------------------
Annual average
(life of fund)                   8.65                8.46
---------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 6/30/04, there were 138, 77, and 18 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 6/30/94 to 6/30/04

               Fund's class A    MSCI Europe
Date           shares at POP       Index

6/30/94           9,425           10,000
6/30/95          11,389           11,878
6/30/96          13,419           13,623
6/30/97          17,241           17,708
6/30/98          23,313           24,271
6/30/99          22,615           24,067
6/30/00          28,057           27,701
6/30/01          21,515           21,678
6/30/02          19,372           20,007
6/30/03          17,537           18,962
6/30/04         $21,675          $24,437

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,363 and $21,336, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $22,038 ($21,271 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $22,442. See first page of performance section for performance calculation method.


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PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/04
------------------------------------------------------------------------------
                         Class A    Class B   Class C      Class M    Class R
------------------------------------------------------------------------------
Distributions (number)       1          1         1            1          1
------------------------------------------------------------------------------
Income                    $0.2800    $0.1520   $0.1200      $0.2040    $0.2790
------------------------------------------------------------------------------
Capital gains                --         --        --           --         --
------------------------------------------------------------------------------
Total                     $0.2800    $0.1520   $0.1200      $0.2040    $0.2790
------------------------------------------------------------------------------
Share value:            NAV     POP     NAV       NAV     NAV     POP     NAV
------------------------------------------------------------------------------
6/30/03              $14.84  $15.75  $14.31    $14.68  $14.68  $15.21      --
------------------------------------------------------------------------------
12/1/03*                 --      --      --        --      --      --  $16.95
------------------------------------------------------------------------------
6/30/04               18.05   19.05+  17.40     17.88   17.84   18.49   18.03
------------------------------------------------------------------------------

* Inception date of class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses may have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Europe Equity Fund from January 1, 2004, to June 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 6/30/04
------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Expenses paid per $1,000*          $7       $11       $11       $10        $8
------------------------------------------------------------------------------
Ending value (after expenses)  $1,008    $1,005    $1,005    $1,005    $1,007
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2004, use the calculation method below. To find the value of your investment on January 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 01/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                  Total
Value of your                                Expenses paid       expenses
investment on 1/1/04  [DIV]    $1,000   x    per $1,000      =    paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]    $1,000   x  $7 (see table above) = $70
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 6/30/04
------------------------------------------------------------------------------
                                  Class A  Class B  Class C  Class M  Class R
------------------------------------------------------------------------------
Expenses paid per $1,000*             $7      $11      $11      $10       $8
------------------------------------------------------------------------------
Ending value (after expenses)     $1,018   $1,014   $1,014   $1,015   $1,017
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                 1.41%     2.16%     2.16%     1.91%     1.66%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++  1.86%     2.61%     2.61%     2.36%     2.11%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.02

Int'l stock
fund average           3.80

0%   INCREASING RISK   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of securities from 13 European countries.

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of securities from five Asian countries.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Europe Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Europe Equity Fund (the "fund") at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2004


The fund's portfolio
June 30, 2004

Common stocks (99.6%) (a)
Number of shares                                                          Value

Belgium (2.2%)
-------------------------------------------------------------------------------
        92,102 Groupe Bruxelles Lambert SA                           $5,888,295
        94,629 Interbrew SA                                           3,010,536
        57,994 Umicore                                                3,651,247
                                                                 --------------
                                                                     12,550,078

Finland (0.5%)
-------------------------------------------------------------------------------
       185,015 Nokia OYJ                                              2,669,558

France (22.7%)
-------------------------------------------------------------------------------
       103,212 Autoroutes du Sud de la France (ASF)                   4,098,530
       184,964 BNP Paribas SA                                        11,375,125
        94,110 Carrefour Supermarche SA                               4,566,030
       188,128 Credit Agricole SA                                     4,577,531
       209,324 France Telecom SA (NON)                                5,454,894
       116,140 Lagardere SCA                                          7,255,546
        77,077 LVMH Moet Hennessy Louis Vuitton SA                    5,574,738
        93,825 M6 Metropole Television 144A                           2,644,797
        28,521 Pernod-Ricard SA                                       3,646,828
        77,000 Peugeot SA                                             4,287,651
        41,316 Pinault-Printemps-Redoute SA                           4,244,883
        84,578 Renault SA                                             6,441,389
         7,229 Renault SA 144A                                          550,555
        85,241 Schneider Electric SA                                  5,817,806
        69,139 Societe Generale                                       5,875,398
       120,042 Societe Television Francaise I                         3,781,056
       151,403 Total SA Class B                                      28,863,653
       215,539 Veolia Environnement                                   6,080,992
       537,882 Vivendi Universal SA (NON)                            14,920,029
                                                                 --------------
                                                                    130,057,431

Germany (8.1%)
-------------------------------------------------------------------------------
       166,300 Deutsche Post AG                                       3,585,121
       747,717 Deutsche Telekom AG (NON)                             13,144,768
       244,000 Infineon Technologies AG (NON)                         3,286,134
       105,400 Metro AG                                               5,000,956
         4,553 Porsche AG (Preferred)                                 3,060,397
       202,480 Siemens AG                                            14,570,843
       328,172 T-Online International AG (NON)                        3,717,055
                                                                 --------------
                                                                     46,365,274

Hungary (0.5%)
-------------------------------------------------------------------------------
       143,868 OTP Bank Rt.                                           2,940,686

Ireland (2.7%)
-------------------------------------------------------------------------------
       355,342 Allied Irish Banks PLC                                 5,490,325
       233,064 CRH PLC                                                4,922,353
       333,460 Depfa Bank PLC                                         4,827,680
                                                                 --------------
                                                                     15,240,358

Italy (4.3%)
-------------------------------------------------------------------------------
       498,134 ENI SpA                                                9,890,407
     1,258,496 IntesaBCI SpA                                          4,914,787
       324,127 Mediaset SpA                                           3,694,899
     1,302,500 UniCredito Italiano SpA                                6,433,563
                                                                 --------------
                                                                     24,933,656

Netherlands (5.1%)
-------------------------------------------------------------------------------
       112,542 European Aeronautic Defense and
               Space Co.                                              3,132,698
       426,040 ING Groep NV                                          10,055,413
       352,616 Koninklijke (Royal) Philips
               Electronics NV                                         9,493,607
        94,649 Royal Numico NV (NON)                                  3,041,111
       122,133 VNU NV                                                 3,546,772
                                                                 --------------
                                                                     29,269,601

Spain (2.7%)
-------------------------------------------------------------------------------
       119,403 Gestevision Telecinco SA (NON)                         1,782,410
        48,900 Gestevision Telecinco SA 144A (NON)                      729,964
       366,508 Iberdrola SA                                           7,736,255
       193,412 Indra Sistemas SA Class A                              2,465,997
       281,553 Telefonica Moviles SA (S)                              2,938,971
                                                                 --------------
                                                                     15,653,597

Sweden (5.3%)
-------------------------------------------------------------------------------
       236,650 Hennes & Mauritz AB Class B                            6,111,212
     1,095,000 Nordea AB                                              7,887,059
       144,040 SKF AB Class B                                         5,287,854
     2,892,830 Telefonaktiebolaget LM Ericsson AB
               Class B (NON)                                          8,526,624
       169,980 Vostok Nafta Investment, Ltd. (NON)                    2,335,820
                                                                 --------------
                                                                     30,148,569

Switzerland (19.2%)
-------------------------------------------------------------------------------
       398,771 Credit Suisse Group (NON)                             14,171,306
        58,562 Nestle SA                                             15,620,275
       504,291 Novartis AG                                           22,250,501
       190,932 Roche Holding AG                                      18,907,178
        25,085 Swatch Group AG (The) Class B                          3,265,337
       150,753 Swiss Re                                               9,793,768
        44,968 Synthes, Inc.                                          5,126,323
       190,315 UBS AG                                                13,412,633
        48,617 Zurich Financial Services AG (NON)                     7,677,697
                                                                 --------------
                                                                    110,225,018

United Kingdom (26.3%)
-------------------------------------------------------------------------------
       468,141 3i Group PLC                                           5,199,677
     1,739,171 Aggregate Industries PLC                               2,586,126
       483,779 AstraZeneca PLC                                       21,704,027
       254,765 BHP Billiton PLC                                       2,210,626
     3,214,713 BP PLC                                                28,389,960
       577,400 Burberry Group PLC                                     4,279,846
       744,391 Diageo PLC                                            10,036,348
       285,798 GUS PLC                                                4,381,940
       812,095 Hilton Group PLC                                       4,064,522
     1,394,738 ITV PLC                                                2,921,247
       164,490 Man Group PLC                                          4,259,526
       223,597 Reckitt Benckiser PLC                                  6,329,399
       228,875 Rio Tinto PLC                                          5,503,456
       285,366 Royal Bank of Scotland Group PLC                       8,217,625
       111,974 Royal Bank of Scotland Group PLC
               144A                                                   3,224,492
     1,533,096 Tesco PLC                                              7,402,060
    10,763,591 Vodafone Group PLC                                    23,568,825
       653,308 WPP Group PLC                                          6,634,369
                                                                 --------------
                                                                    150,914,071
                                                                 --------------
               Total Common stocks
               (cost $492,269,687)                                 $570,967,897

Short-term investments (1.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,330,999 Short-term investments held as
               collateral for loaned securities
               with a yield of 1.25%, due July 1,
               2004 (d)                                              $2,330,918
     7,502,657 Putnam Prime Money Market Fund (e)                     7,502,657
                                                                 --------------
               Total Short-term investments
               (cost $9,833,575)                                     $9,833,575
-------------------------------------------------------------------------------
               Total Investments
               (cost $502,103,262)                                 $580,801,472
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $573,266,413.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at June 30, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The fund had the following industry group concentrations greater than 10% at June 30, 2004 (as a percentage of net assets):

      Oil and gas             12.1%
      Banking                 11.5
      Pharmaceuticals         11.0

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
June 30, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $2,217,311 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated Issuers (identified cost $494,600,605)              $573,298,815
-------------------------------------------------------------------------------
Affiliated Issuers (identified cost $7,502,657) (Note 5)            7,502,657
-------------------------------------------------------------------------------
Foreign currency (cost $137,102) (Note 1)                             127,406
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             539,488
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                200,098
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,166,547
-------------------------------------------------------------------------------
Foreign tax reclaim receivable                                        591,518
-------------------------------------------------------------------------------
Total assets                                                      593,426,529

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   14,120,567
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,926,278
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          992,462
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            139,976
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                124,799
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,316
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                410,908
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  2,330,918
-------------------------------------------------------------------------------
Other accrued expenses                                                112,892
-------------------------------------------------------------------------------
Total liabilities                                                  20,160,116
-------------------------------------------------------------------------------
Net assets                                                       $573,266,413

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $732,379,565
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        3,073,616
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (240,877,002)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  78,690,234
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $573,266,413

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($313,765,632 divided by 17,382,152 shares)                            $18.05
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $18.05)*                $19.05
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($229,607,871 divided by 13,198,979 shares)**                          $17.40
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,481,570 divided by 306,605 shares)**                               $17.88
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($24,410,259 divided by 1,368,089 shares)                              $17.84
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.84)*                $18.49
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,081 divided by 60 shares)                            $18.03
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended June 30, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,798,945)                      $13,158,324
-------------------------------------------------------------------------------
Interest (including interest income of $7,517 from
investments in affiliated issuers) (Note 5)                           122,710
-------------------------------------------------------------------------------
Securities lending                                                      2,182
-------------------------------------------------------------------------------
Total investment income                                            13,283,216

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    5,104,386
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,549,119
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             29,941
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       14,012
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 895,383
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,563,477
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  64,680
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 283,542
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                                 386,471
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                           21,655
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                     (21,655)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (220,966)
-------------------------------------------------------------------------------
Total expenses                                                     11,670,048
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (750,829)
-------------------------------------------------------------------------------
Net expenses                                                       10,919,219
-------------------------------------------------------------------------------
Net investment income                                               2,363,997
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  133,309,062
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,323,077
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           299,237
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                    (17,849)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                           6,792,447
-------------------------------------------------------------------------------
Net gain on investments                                           141,705,974
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $144,069,971
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended June 30
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $2,363,997       $7,871,619
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    134,931,376     (133,866,964)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         6,774,598       16,555,628
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        144,069,971     (109,439,717)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                       (5,679,885)      (6,108,247)
-------------------------------------------------------------------------------
    Class B                                       (2,300,297)      (1,792,896)
-------------------------------------------------------------------------------
    Class C                                          (41,785)         (43,371)
-------------------------------------------------------------------------------
    Class M                                         (430,745)        (232,136)
-------------------------------------------------------------------------------
   Class R                                               (16)              --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (240,607,716)    (198,675,142)
-------------------------------------------------------------------------------
Total decrease in net assets                    (104,990,473)    (316,291,509)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                678,256,886      994,548,395
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $3,073,616 and
$5,846,241, respectively)                       $573,266,413     $678,256,886
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------


Per-share                                                            Year ended June 30
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $14.84          $16.65          $18.63          $26.71          $21.72
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     .12 (d)         .20             .17             .12             .11
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.37           (1.79)          (2.02)          (6.05)           5.11
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        3.49           (1.59)          (1.85)          (5.93)           5.22
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.28)           (.22)           (.13)           (.01)           (.19)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                 --              --              --           (2.14)           (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.28)           (.22)           (.13)          (2.15)           (.23)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $18.05          $14.84          $16.65          $18.63          $26.71
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      23.59           (9.47)          (9.96)         (23.32)          24.07
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $313,766        $369,565        $570,806        $786,342      $1,094,311
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.44 (d)        1.43            1.32            1.23            1.21
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     .69 (d)        1.40            1.01             .52             .46
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      82.35           79.66           76.68           88.89          110.71
------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of 0.03% based on average net assets per class A share for the period ended June 30, 2004 (Notes 2 and 5).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------


Per-share                                                         Year ended June 30
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $14.31          $16.04          $17.95          $25.99          $21.14
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)               -- (d)(e)      .09             .04            (.05)           (.07)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.24           (1.73)          (1.95)          (5.85)           4.98
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        3.24           (1.64)          (1.91)          (5.90)           4.91
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.15)           (.09)             --              --            (.02)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                 --              --              --           (2.14)           (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.15)           (.09)             --           (2.14)           (.06)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $17.40          $14.31          $16.04          $17.95          $25.99
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      22.69          (10.21)         (10.64)         (23.87)          23.23
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $229,608        $266,777        $378,679        $580,207        $877,126
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    2.19 (d)        2.18            2.07            1.98            1.96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    (.04)(d)         .68             .23            (.24)           (.30)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      82.35           79.66           76.68           88.89          110.71
------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of 0.03% based on average net assets per class B share for the period ended June 30, 2004 (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------
                                                                                                   For the period
                                                                                                   July 26, 1999+
Per-share                                                     Year ended June 30                       to June 30
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $14.68          $16.43          $18.39          $26.56          $21.68
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             (.01)(d)         .10             .03            (.03)           (.02)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.33           (1.77)          (1.99)          (6.00)           5.10
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        3.32           (1.67)          (1.96)          (6.03)           5.08
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.12)           (.08)             --              --            (.16)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                 --              --              --           (2.14)           (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.12)           (.08)             --           (2.14)           (.20)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $17.88          $14.68          $16.43          $18.39          $26.56
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      22.65          (10.15)         (10.66)         (23.85)          23.06*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $5,482          $7,455         $10,751         $17,113         $13,501
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    2.19 (d)        2.18            2.07            1.98            1.82*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    (.06)(d)         .69             .20            (.12)           (.08)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      82.35           79.66           76.68           88.89          110.71
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of 0.03% based on average net assets per class C share for the period ended June 30, 2004 (Notes 2 and 5).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------


Per-share                                                         Year ended June 30
operating performance                        2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $14.68          $16.46          $18.39          $26.50          $21.48
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             (.01)(d)         .13             .08             .01            (.02)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.37           (1.78)          (2.00)          (5.98)           5.08
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        3.36           (1.65)          (1.92)          (5.97)           5.06
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                            (.20)           (.13)           (.01)             --              -- (e)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                 --              --              --           (2.14)           (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.20)           (.13)           (.01)          (2.14)           (.04)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $17.84          $14.68          $16.46          $18.39          $26.50
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      22.97           (9.98)         (10.43)         (23.67)          23.58
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $24,410         $34,460         $34,312         $54,103         $79,416
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.94 (d)        1.93            1.82            1.73            1.71
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                     .01 (d)         .98             .47             .04            (.08)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      82.35           79.66           76.68           88.89          110.71
------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of 0.03% based on average net assets per class M share for the period ended June 30, 2004 (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------
                                                     For the period
                                                   December 1, 2003+
Per-share                                                to June 30
operating performance                                          2004
------------------------------------------------------------------------------
Net asset value,
beginning of period                                          $16.95
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (a)                                       .04 (d)
------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                            1.32
------------------------------------------------------------------------------
Total from
investment operations                                          1.36
------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------
From net
investment income                                              (.28)
------------------------------------------------------------------------------
Net asset value,
end of period                                                $18.03
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                         8.08*
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                   $1
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                       .99* (d)
------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                       .26* (d)
------------------------------------------------------------------------------
Portfolio turnover (%)                                        82.35
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of 0.03% based on average net assets per class R share for the period ended June 30, 2004 (Notes 2 and 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
June 30, 2004

Note 1
Significant accounting policies

Putnam Europe Equity Fund (the "fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

Prior to April 19, 2004 a redemption fee of 1.00%, which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Total redemption fees received by the fund for the year ended June 30, 2004 were $48,654.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At June 30, 2004, the value of securities loaned amounted to $2,217,311. The fund received cash collateral of $2,330,918, which is pooled with collateral of other Putnam funds into 1 issuer of high-grade short-term investments.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2004, the fund had a capital loss carryover of $235,448,267 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
   $90,059,890   June 30, 2010
   145,388,377   June 30, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized and unrealized gains and losses on passive foreign investment companies and foreign tax credits. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2004, the fund reclassified $3,316,106 to decrease distributions in excess of net investment income, with an increase to accumulated net realized loss of $3,316,106.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $77,719,814
Unrealized depreciation             (6,754,206)
                                  ------------
Net unrealized appreciation         70,965,608
Undistributed ordinary income        5,377,479
Capital loss carryforward         (235,448,267)
Cost for federal income
tax purposes                      $509,835,864


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Effective July 15, 2004, Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the assets of the fund managed by PIL.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.15% of the fund's average net assets. For the year ended June 30, 2004, Putnam Management waived $219,690 of its management fee to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended June 30, 2004, the fund paid PFTC $1,887,241 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, June 30, 2004, the fund's expenses were reduced by $750,829 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,349, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $16,294 and $114,412 from the sale of class A and class M shares, respectively, and received $638,110 and $1,274 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2004, Putnam Retail Management, acting as underwriter, received $531 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $527,447,254 and $771,619,940, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At June 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Year ended June 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,880,863      $108,024,707
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       283,197         4,913,464
----------------------------------------------------------------
                                     7,164,060       112,938,171

Shares repurchased                 (14,684,020)     (242,633,634)
----------------------------------------------------------------
Net decrease                        (7,519,960)    $(129,695,463)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,939,455      $191,991,041
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       410,231         5,624,263
----------------------------------------------------------------
                                    14,349,686       197,615,304

Shares repurchased                 (23,729,010)     (331,889,468)
----------------------------------------------------------------
Net decrease                        (9,379,324)    $(134,274,164)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            561,241        $9,271,144
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       124,975         2,098,306
----------------------------------------------------------------
                                       686,216        11,369,450

Shares repurchased                  (6,127,641)      (99,946,633)
----------------------------------------------------------------
Net decrease                        (5,441,425)     $(88,577,183)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            782,294       $10,605,661
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       122,327         1,624,500
----------------------------------------------------------------
                                       904,621        12,230,161

Shares repurchased                  (5,875,496)      (79,023,900)
----------------------------------------------------------------
Net decrease                        (4,970,875)     $(66,793,739)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             23,394          $381,228
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,017            34,793
----------------------------------------------------------------
                                        25,411           416,021

Shares repurchased                    (226,669)       (3,710,347)
----------------------------------------------------------------
Net decrease                          (201,258)      $(3,294,326)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            124,837        $1,705,564
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,704            36,827
----------------------------------------------------------------
                                       127,541         1,742,391

Shares repurchased                    (274,048)       (3,793,489)
----------------------------------------------------------------
Net decrease                          (146,507)      $(2,051,098)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,459,182       $22,339,415
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,917           101,777
----------------------------------------------------------------
                                     1,465,099        22,441,192

Shares repurchased                  (2,443,954)      (41,482,952)
----------------------------------------------------------------
Net decrease                          (978,855)     $(19,041,760)
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,341,857       $19,364,569
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8,013           109,062
----------------------------------------------------------------
                                     1,349,870        19,473,631

Shares repurchased                  (1,087,895)      (15,029,772)
----------------------------------------------------------------
Net increase                           261,975        $4,443,859
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                                to June 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 59            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                16
----------------------------------------------------------------
                                            60             1,016

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                60            $1,016
----------------------------------------------------------------

At June 30, 2004, Putnam, LLC owned 60 class R shares of the fund
(100% of class R shares outstanding), valued at $1,081.


Note 5
Investment in Putnam Prime Money
Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $7,517 for the period ended June 30, 2004.


Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended June 30, 2004, Putnam Management has assumed
$21,655 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $14,983,061 or $0.465 per share. Taxes paid to foreign countries were $1,798,945 or $0.056 (for all classes of shares).

For its tax year ended June 30, 2004, the fund hereby designates 100%, or the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan and Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company managed by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of TransCanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon Read & Co., Inc.:
Fisher-Price, Inc.: and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, Inc., a private equity firm specializing in real estate investments, and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, and Norske Canada, Inc. (a paper manufacturer). Until 2004, Mr. Stephens was a Director of Qwest Communications. Until 2003, he was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of June 30, 2004, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly
5.75%) and 4.50% for most income funds  (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund remains 3.25%.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption
   fee will be applied to shares exchanged or sold within  5
   days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN005-216025  057/234/688  8/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
June 30, 2004       $57,486*    $--             $4,213    $118
June 30, 2003       $61,214     $--             $5,310    $--

*Includes fees of $ 252 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended June 30, 2004 and June 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the
amounts of $137,958   and $ 59,828, respectively, to the fund,
Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--


Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: August 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: August 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: August 30, 2004